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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 17, 2000 included in Oceaneering International, Inc.'s Form 10-K/A for the year ended March 31, 2000 and to all references to our Firm included in this registration statement.



/s/ Arthur Andersen LLP

Houston, Texas
November 20, 2000